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                                                                     EXHIBIT 1.2

                           COMPAQ COMPUTER CORPORATION

                                MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                             DISTRIBUTION AGREEMENT


                                                               February 14, 2001


Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NCI-007-07-01
Charlotte, NC  28255

Banc One Capital Markets, Inc.
1 Bank One Plaza
Suite IL1-0595
Chicago, IL  60670

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY  10010



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Lehman Brothers Inc.
200 Vesey Street
New York, NY  10285

Chase Securities Inc.
270 Park Avenue
New York, NY  10017

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Salomon Smith Barney Inc.
390 Greenwich Street, 4th Floor
New York, NY  10013


Dear Sirs:

         Compaq Computer Corporation, a Delaware corporation (the "Company"), confirms its agreement (this "Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Lehman Brothers Inc., Chase Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. (each, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of May 2, 2000, as amended or modified from time to time (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $1,425,000,000 aggregate initial offering price of Notes (or its equivalent, based upon the exchange rate on the applicable trade date in such foreign or composite currencies as the Company shall designate at the time of issuance) to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

         This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-36750) for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and


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regulations of the Commission under the 1933 Act (the "1933 Act Regulations").
Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company has filed such post-effective amendments thereto as may be required prior to its acceptance of any offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplement relating to the offering of Notes but excluding any prospectus supplement which does not relate to the Notes), in the form first furnished to the applicable Agent(s) for use in confirming sales of Notes, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus furnished by the Company after the registration statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.


SECTION 1. Appointment as Agent.

         (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold exclusively to or through the Agents; provided, however, that after notice to each Agent, the Company may appoint an additional agent who shall become an Agent, as defined herein, upon becoming a party to this Agreement.


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         (b) Sale of Notes. The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

         (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) Solicitations as Agent. If agreed upon between an Agent and the Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

         (e) Reliance. The Company and the Agents agree that any Notes purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.

         (a) The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Settlement Date"), and as of any



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time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

                           (i) Due Incorporation, Good Standing and Due
         Qualification of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated in the Prospectus. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

                           (ii) Due Incorporation, Good Standing and Due Qualification of Compaq Financial Services Corporation. Compaq Financial Services Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock of Compaq Financial Services Corporation have been duly authorized and are validly issued, fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

         As of December 31, 2000, except for Compaq Financial Services Corporation, there is no subsidiary of the Company that has non-intercompany assets with an aggregate book value exceeding 10% of the Company's Consolidated Tangible Net Worth as defined in Exhibit D hereto.

                           (iii) Registration Statement and Prospectus. The Company meets the requirements for use of Form S-3 under the 1933 Act; the Registration Statement (or any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission. The Indenture has been duly qualified under the 1939 Act. At the respective times that the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendment thereto (including the filing of


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         the Company's most recent Annual Report on Form 10-K with the
         Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations. Each preliminary prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Agent expressly for use in the Registration Statement or the Prospectus, or that part of the Registration Statement that constitutes the Statement of Eligibility under the 1939 Act.

                           (iv) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (v) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                           (vi) Financial Statements. The consolidated financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes present fairly the consolidated financial position of the Company and its subsidiaries at the dates indicated and the consolidated statement of operations, stockholders' equity and cash flows of the Company and its subsidiaries, for


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         the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, and The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus Any pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                           (vii) No Material Changes. Since the date of the last report by the Company on Form 10-K, except as otherwise stated therein or disclosed on a subsequently filed Form 10-Q or Form 8-K (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has not been a Material Adverse Effect.

                           (viii) Authorization, etc. of this Agreement, the Indenture and the Notes. This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized, executed and delivered by the Company and will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite




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         currency judgment in respect of such claim) be converted into U.S.
         dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Notes will be substantially in a form previously certified to the Agents and contemplated by the Indenture. Each holder of Notes will be entitled to the benefits of the Indenture.

                           (ix) Descriptions of the Indenture and the Notes. The Indenture and the Notes conform and will conform in all material respects to the statements relating thereto contained in the Prospectus and are substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                           (x) Absence of Defaults and Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Notes will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any Significant Subsidiary that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Notes, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities. Neither the Company nor Compaq Financial Services Corporation is in violation of the provisions of their charters or by-laws. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Notes will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default under any material contract or any note or agreement relating to indebtedness for borrowed money.

                           (xi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein).

                           (xii) Investment Company Act. The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                           (xiii) Ratings. The Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated at least Baa2 by Moody's Investors Service, Inc. and BBB by Standard & Poor's Ratings Services, or such other




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         rating as to which the Company shall have most recently notified the
         Agents pursuant to Section 4(a) hereof.

                  (xiv) Possession of Intellectual Property. The Company owns, possesses, or has the right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, and know-how necessary to carry on its business as now operated by it.

                  (xv) Commodity Exchange Act. The Notes, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act.

         (b) Additional Certifications. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 3.        Purchases as Principal; Solicitations as Agent.

         (a) Purchases as Principal. Notes purchased from the Company by the Agents, individually or in a syndicate, as principal shall be purchased in accordance with terms agreed upon between such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

         If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to



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purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

                  (a) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

                  (b) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule A hereto.

         (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with


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each sale of Notes. Except as otherwise specified in the applicable Pricing
Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be substantially in the form of the guidelines set forth in Exhibit E hereto. The Agents and the Company agree to perform, and the Company agrees to use its commercially reasonable best efforts to cause the Trustee to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures. Exhibit E may only be amended by written agreement of all the parties hereto.

SECTION 4.        Covenants of the Company.

         The Company covenants and agrees with each Agent as follows:

         (a) Notice of Certain Events. The Company will notify the Agents promptly, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the receipt of any comments from the Commission relating to the Registration Statement, Prospectus or any amendment or supplement to the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation of any proceedings for that purpose or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing or Use of Amendments. The Company will give the Agents advance notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes or an amendment effected by the filing of a document incorporated by reference into the Registration Statement in the Prospectus), whether pursuant to the 1933 Act, the 1934 Act or otherwise, which relates to the Notes and will furnish to the Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such document to which the Agents or counsel for the Agents shall reasonably object.

         (c) Delivery of the Registration Statement. The Company has made available to each Agent and to counsel for the Agents, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of the Prospectus. The Company will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Preparation of Pricing Supplements. The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 12:00 p.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

         (f) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (m) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the

Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

         (g) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (m) of this Section 4, within twenty-four hours of a release to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, and shall cause the Prospectus to be amended or supplemented to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be required by the 1933 Act or the 1933 Act Regulations. All information required to be delivered pursuant to this paragraph (g) shall be deemed delivered upon the filing of the information with the SEC.

         (h) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (m) of this Section 4, within twenty-four hours of a release to the general public financial information included in or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, and thereafter it shall cause the Prospectus to be amended or supplemented to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be required by the 1933 Act or the 1933 Act Regulations. All information required to be delivered pursuant to this paragraph (h) shall be deemed delivered upon the filing of the information with the SEC.

         (i) Earnings Statements. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

         (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         (k) Restriction on Offers and Sales of Securities. Unless otherwise agreed upon between one or more Agents acting as principal and the Company, between the date of the agreement by such Agent(s) to purchase the related Notes from the Company and the Settlement Date with respect thereto, the Company will not, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company other than (i) the Notes that are to be sold pursuant to such agreement (ii) commercial paper in the ordinary course of business or (iii) borrowings under the Company's revolving credit agreements and lines of credit.

         (l) Use of Proceeds. The Company will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

         (m) Suspension of Certain Obligations. The Company shall not be required to comply with the provisions of subsections (f), (g) or (h) of this
Section 4 during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company and (ii) no Agent shall then hold any Notes purchased from the Company as principal, as the case may be, until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Company as principal.

         (n) Blue Sky Laws. The Company shall endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all reasonable expenses (including fees and disbursements of counsel) in connection therewith as well as all fees, if any, payable in connection with the review of the offering of the Securities by the National Association of Securities Dealers, Inc. and the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Manager may designate.

SECTION 5.        Conditions of Agents' Obligations.

         The obligations of one or more Agents to purchase Notes from the Company as principal and to solicit offers for the purchase of Notes as an agent of the Company, and the obligations of any prospective purchaser of Notes sold through an Agent as an agent of the Company to purchase Notes from the Company, will be subject to the accuracy of the representations and warranties on the part of the Company herein contained or contained in any certificate of an officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by the Company of its covenants and other obligations hereunder, and to the following additional conditions precedent:

         (a) Effectiveness of Registration Statement. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

         (b) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof in form and substance reasonably satisfactory to the Agents:

                  (1) Opinion of Counsel for the Company. The opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to the effect set forth in Exhibit B-1 hereto and an opinion of senior in-house counsel to the Company to the effect set forth in Exhibit B-2 hereto.

                  (2) Opinion of Counsel for the Agents. The favorable opinion of Weil, Gotshal & Manges LLP, counsel for the Agents, to the effect set forth in Exhibit B-3 hereto.

         (c) Officer's Certificate. On the date hereof, there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and the Agents shall have received a certificate of an officer of the Company, dated as of the date hereof, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

         (d) Comfort Letter of Ernst & Young, LLP. On the date hereof, the Agents shall have received a letter from Ernst & Young, LLP, dated as of the date hereof, in form and substance reasonably satisfactory to the Agents, to the effect set forth in Exhibit C hereto.

         (e) Additional Documents. On the date hereof, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

SECTION 6.        Delivery of and Payment for Notes Sold through an Agent as
                  Agent.

         Delivery of Notes sold through an Agent as an agent of the Company shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account. Such reimbursement shall not exceed a per annum rate greater than the federal funds effective rate as published in H.15(519) or the prevailing market rates for similar transactions.

SECTION 7.        Additional Covenants of the Company.

         The Company further covenants and agrees with each Agent as follows:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company herein contained and contained in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), including an amendment effected by the filing of a document incorporated by reference into the Registration Statement or Prospectus other than the filing of a current report on Form 8-K containing only information responsive to item 5 thereof (and including any exhibits listed under item 7 thereto relating to information provided pursuant to such item 5 and any such exhibit attached to such report), or (ii) the Company sells Notes to one or more Agents as principal, the Company shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole since the date of the agreement by such Agent(s) to purchase Notes from the Company as principal); provided, however, that in the case of an amendment or supplement referred to in clause (i) above, if the Company shall in good faith determine that it does not intend to be in the market during the three months after the date of filing of any such amendment or supplement, the Company may deliver to the Agents a notice, which shall be dated the date of delivery thereof to the Agents, to such effect, in which event the obligation of the Company pursuant to clause (i) above with respect to such amendment or supplement shall be deemed suspended until the earlier of (x) such time as the Company so notifies the Agents that it wishes to re-enter the market and (y) the next such amendment or supplement of the Prospectus or Registration Statement (provided that this clause (y) shall not prevent the Company from continuing to suspend its obligations pursuant to clause (i) above, in accordance with the procedures provided in this Section 7(b), at the time of such amendment or supplement).

         (c) Subsequent Delivery of Legal Opinions. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), including an amendment effected by the filing of a document incorporated by reference into the Registration Statement or Prospectus other than the filing of a current report on Form 8-K containing only information responsive to item 5 thereof (and including any exhibits listed under item 7 thereto relating to information provided pursuant to such item 5 and any such exhibit attached to such report), or (ii) the Company sells Notes to one or more Agents as principal, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinion of senior in-house counsel to the Company, or other counsel reasonably satisfactory to the Agent(s), dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agent(s), of the same tenor as the opinions referred to in
Section 5(b)(1) hereof (including the form of both Exhibits B-1 and B-2), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions or, in lieu of such opinions, counsel last furnishing each such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that the Company shall so furnish or cause to be furnished an opinion of Skadden, Arps, Slate, Meagher and Flom LLP or other counsel reasonably satisfactory to the Agent(s) each year with respect to the Company's filing of its Annual Report on Form 10-K, dated the date of the filing of such report with the Commission, in form and substance reasonably satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(b)(1) with respect to Exhibit B-1, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; provided, further, that in the case of an amendment or supplement referred to in clause (i) above, if the Company shall in good faith determine that it does not intend to be in the market during the three months after the date of filing of any such amendment or supplement, the Company may deliver to the Agents a notice, which shall be dated the date of delivery thereof to the Agents, to such effect, in which event the obligation of the Company pursuant to clause (i) above with respect to such amendment or supplement shall be deemed suspended until the earlier of (x) such time as the Company so notifies the Agents that it wishes to re-enter the market and (y) the next such amendment or supplement of the Prospectus or Registration Statement (provided that this clause (y) shall not prevent the Company from continuing to suspend its obligations under clause (i) above, in accordance with the procedures provided in this Section 7(c), at the time of such amendment or supplement).

         (d) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes), including an amendment effected by the filing of a document incorporated by reference into the Registration Statement or Prospectus other than (A) the filing of a current report on Form 8-K containing only information responsive to item 5 thereof (and including any exhibits listed under item 7 thereto relating to information provided pursuant to such item 5 and any such exhibit attached to such report) or (B) the proxy materials of the Company (except for proxy materials pursuant to which the Company makes disclosures pursuant to item 11, 12, 13, 14, 15 or 16 of Schedule 14A), or (ii) the Company sells Notes to one or more Agents as principal, the Company shall cause Ernst & Young LLP forthwith to furnish to the Agent(s) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form reasonably satisfactory to the Agent(s), of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter; provided, however, that in the case of an amendment or supplement referred to in clause (i) above, if the Company shall in good faith determine that it does not intend to be in the market during the three months after the date of filing of any such amendment or supplement, the Company may deliver to the Agents a notice, which shall be dated the date of delivery thereof to the Agents, to such effect, in which event the obligation of the Company pursuant to clause (i) above with respect to such amendment or supplement shall be deemed suspended until the earlier of (x) such time as the Company so notifies the Agents that it wishes to re-enter the market and (y) the next such amendment or supplement of the Prospectus or Registration Statement (provided that this clause (y) shall not prevent the Company from continuing to suspend its obligations under clause
(i) above, in accordance with the procedures provided in this Section 7(d), at the time of such amendment or supplement).

SECTION 8.        Indemnification.

         (a) Indemnification of the Agents. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (b) Indemnification of Company, Directors and Officers. Each Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses as shall be reasonable shall be reimbursed as they are incurred. In the case of any such separate firm for the Agents and such control persons of Agents, such firm shall be designated in writing by the applicable Agent(s). In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.

         No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

                  The relative fault of the Company, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the applicable Agent(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 9, (i) no Agent shall be required to contribute any amount in excess of the amount by which the price at which the Notes purchased by or through such Agent were sold in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from the Company by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Company.

                  For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 10.       Payment of Expenses.

         The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

         (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

         (b) The preparation, printing and delivery of this Agreement and the Indenture;

         (c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

         (d) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

         (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

         (f) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

         (g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

         (h) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD"); and

         (i) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company.

SECTION 11.      Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 12.      Termination.

         (a) Termination of this Agreement. This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or an Agent, as to itself, upon the giving of 30 days' prior written notice of such termination to the other party hereto.

         (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole , whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of such Agent(s), impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated and/or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of such Agent(s) any facts that would cause such Agent(s) to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

         (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant set forth in Section 4(i) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.       Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, mail, telex, facsimile or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company:

                  Compaq Computer Corporation
                  Attention:  General Counsel
                  20555 SH 249
                  Houston, TX  77070
                  Facsimile:  281-518-8209


         If to the Agents:

                  Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated
                  World Financial Center
                  North Tower - 10th Floor
                  New York, New York  10281-1310
                  Attention:  MTN Product Management
                  Facsimile:  (212) 449-2234

                  Banc of America Securities LLC
                  Bank of America Corporate Center
                  100 North Tryon Street
                  NCI-007-07-01
                  Charlotte, NC  28255
                  Attention: Lynn T. McConnell
                  Facsimile:  (704) 388-9939

                  Banc One Capital Markets, Inc.

                 8th Floor
                 Suite IL1-0595
                 1 Bank One Plaza
                 Chicago, IL 60670
                 Attention: Investment Grade Securities
                 Facsimile:  (312) 732-7954

                 Credit Suisse First Boston Corporation
                 11 Madison Avenue
                 New York, NY  10010
                 Attention:  Short and Medium Term Products Group
                 Facsimile:  (212) 325-8183

                 Lehman Brothers Inc.
                 200 Vessey Street
                 New York, NY  10285
                 Attention:  Medium Term Note Desk
                 Facsimile:  (212) 526-1682

                 Chase Securities Inc.
                 270 Park Avenue, 8th Floor
                 New York, NY  10017
                 Attention:  Medium-Term Note Desk
                 Facsimile:  (212) 834-6081

                 Morgan Stanley & Co. Incorporated
                 1585 Broadway
                 2nd Floor
                 New York, NY  10036
                 Attention:  Manager - Continuously Offered Products
                 Facsimile:  (212) 761-0780

                 with a copy to:

                 Morgan Stanley & Co. Incorporated
                 1585 Broadway
                 29th Floor
                 New York, NY  10036
                 Attention:  Peter Cooper, Investment Banking Information Center
                 Facsimile:  (212) 761-0260

                  Salomon Smith Barney Inc.
                  388 Greenwich Street, 34th Floor
                  New York, NY  10013
                  Attention:  Martha Bailey
                  Facsimile:  (212) 816-0949

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.       Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.       GOVERNING LAW; FORUM.

         THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.


SECTION 16.       Effect of Headings.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.       Counterparts.

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.


                           [Signature Page to Follow]

         If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents and the Company in accordance with its terms.

                                 Very truly yours,

                                 COMPAQ COMPUTER CORPORATION

                                 By:  /s/ Ben K. Wells
                                     ------------------------------------
                                     Name:  Ben K. Wells
                                     Title:  Vice President and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:  /s/ Diane Kenna
     ----------------------------------
       Name:  Diane Kenna
       Title:  Authorized Signatory


BANC OF AMERICA SECURITIES LLC

By:  /s/ Lily Chang
     ----------------------------------
       Name:  Lily Chang
       Title:  Principal


BANC ONE CAPITAL MARKETS, INC.

By:  /s/ Wendy Breuder
     ----------------------------------
       Name:  Wendy Breuder
       Title:  Managing Director


CREDIT SUISSE FIRST BOSTON CORPORATION

By:  /s/ Vaughan Smith
     ----------------------------------
       Name:  Vaughan Smith
       Title:  Director

LEHMAN BROTHERS INC.


By:  /s/ Martin Goldberg
     ----------------------------------
       Name:  Martin Goldberg
       Title:  Senior Vice President


CHASE SECURITIES INC.

By:  /s/ Jose C. Padilla
     ----------------------------------
       Name:  Jose C. Padilla
       Title:  Vice President


MORGAN STANLEY & CO. INCORPORATED

By:  /s/ Michael Fusco
     ----------------------------------
       Name:  Michael Fusco
       Title:  Principal


SALOMON SMITH BARNEY INC.


By:  /s/ Jerome J. Lincotta
     ----------------------------------
       Name:  Jerome J. Lincotta
       Title:  Managing Director

                                   SCHEDULE A


    As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                 PERCENT OF
MATURITY RANGES                                                PRINCIPAL AMOUNT
From 9 months to less than 1 year...........................         .125%

From 1 year to less than 18 months..........................         .150

From 18 months to less than 2 years.........................         .200

From 2 years to less than 3 years...........................         .250

From 3 years to less than 4 years...........................         .350

From 4 years to less than 5 years...........................         .450

From 5 years to less than 6 years...........................         .500

From 6 years to less than 7 years...........................         .550

From 7 years to less than 10 years..........................         .600

From 10 years to less than 15 years.........................         .625

From 15 years to less than 20 years.........................         .700

From 20 years to 30 years...................................         .750

Greater than 30 years.......................................            *

-----------------------
*      As agreed to by the Company and the applicable Agent at the time of sale.

                                                                       EXHIBIT A

                                  PRICING TERMS

         Principal Amount: $_______
                  (or principal amount of foreign or composite currency)

         Interest Rate or Formula:
                  If Fixed Rate Note,
                     Interest Rate:
                     Interest Payment Dates:
                  If Floating Rate Note,
                     Interest Rate Basis(es):
                                If LIBOR,
                                   / / LIBOR Reuters Page:
                                    / / LIBOR Telerate Page:
                                    Designated LIBOR Currency:
                                If CMT Rate,
                                    Designated CMT Telerate Page:
                                         If Telerate Page 7052:
                                            / / Weekly Average
                                            / / Monthly Average
                                    Designated CMT Maturity Index:
                     Index Maturity:
                     Spread and/or Spread Multiplier, if any:
                     Initial Interest Rate, if any:
                     Initial Interest Reset Date:
                     Interest Reset Dates:
                     Interest Payment Dates:
                     Maximum Interest Rate, if any:
                     Minimum Interest Rate, if any:
                     Fixed Rate Commencement Date, if any:
                     Fixed Interest Rate, if any:
                     Day Count Convention:
                     Calculation Agent:

         Redemption Provisions:
                  Initial Redemption Date:
                  Initial Redemption Percentage:
                  Annual Redemption Percentage Reduction, if any:
         Repayment Provisions:
                  Optional Repayment Date(s):

         Original Issue Date:
         Stated Maturity Date:
         Specified Currency:

         Exchange Rate Agent:
         Authorized Denomination:
         Purchase Price: ___%, plus accrued interest, if any, from ___________ Price to Public: ___%, plus accrued interest, if any, from __________ Issue Price:
         Settlement Date and Time:
         Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

         Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement. Legal Opinion pursuant to Section 7(c) of the Distribution Agreement. Comfort Letter pursuant to Section 7(d) of the Distribution Agreement.

                                                                     EXHIBIT B-1

                                 FORM OF OPINION
                                       OF
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP


                  1. The Distribution Agreement has been duly authorized, executed and delivered by the Company.

                  2. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law); and except further as enforcement may be limited by (i) requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                  3. The Securities, when the terms thereof are established and set forth in a pricing supplement as contemplated by Section 3(c) of the Distribution Agreement and authorized by the written action of the Treasurer dated February 14, 2001, setting forth the terms of the Securities pursuant to
Section 2.3 of the Indenture, will be duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered against payment of the consideration therefor in accordance with the terms of the Distribution Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law); and except further as enforcement may be limited by (i) requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                  4. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Distribution Agreement, the Indenture and the Securities will not contravene any provision of Applicable Law (except as the rights to indemnity and contribution under the Distribution Agreement may be limited by Applicable Law) or the Certificate of Incorporation or By-laws of the Company.


                                       B-1-1

                  5. No Governmental Approval, which has not been obtained or taken, is required for the performance by the Company of its obligations under the Distribution Agreement, the Indenture and the Securities, except such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Securities.

                  6. The Indenture [and the Notes, in the forms certified on the date hereof,] conforms [conform] in all material respects to the statements relating thereto contained in the Prospectus and is [are] in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.(1)

                  7. The statements in the Prospectus under the captions "Description of Debt Securities", "Forms of Debt Securities", "Description of the Notes", "Special Provisions Relating to Foreign Currency Notes" and "Certain United States Federal Income Tax Considerations," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

                  8. The Registration Statement and the Prospectus, as of their respective effective or issue dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that we do not express any opinion as to the financial statements, including the notes and schedules thereto, or any other financial or accounting data included therein or excluded therefrom or the exhibits to the Registration Statement including Form T-1, and except as set forth in paragraph 7 hereof, we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

                  In addition, we have participated in the preparation of the Registration Statement and Prospectus and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as set forth in paragraph 7 hereof, and have made no independent check or verification thereof, subject to the foregoing and based on such participation, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements, including the notes and schedules thereto, or any other financial data included therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1.

-----------------------------

(1) The bracketed language in paragraph 6 may be omitted solely from the legal opinion to be delivered on the date of this Agreement.


                                     B-1-2

                                                                     EXHIBIT B-2


                   FORM OF OPINION OF SENIOR IN-HOUSE COUNSEL


            1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property, to conduct its business as described in the Prospectus, and to enter into the Distribution Agreement and consummate the transactions contemplated by the Prospectus. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            2. Compaq Financial Services Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property and to conduct its business as now conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            3. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Distribution Agreement, the Indenture and the Securities will not, to the best of my knowledge, (a) result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any subsidiary of the Company pursuant to any agreement or instrument binding upon the Company or (b) contravene any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any such subsidiary. No Governmental Approval is required for the performance by the Company of its obligations under the Distribution Agreement, the Indenture and the Securities, except such as may be required by the securities or "blue sky" laws of the State of Texas in connection with the offer and sale of the securities. The term "Governmental Approval" means any notice to, filing or registration with, or consent, authorization, or approval that is made with or rendered by the State of Texas or any political subdivision thereof, but excluding any laws, rules or regulations relating to (i) pollution or protection of the environment, (ii) zoning, land use, building or construction, (iii) labor, employee rights and benefits, and occupational safety and health, and (iv) utility regulations, state and federal securities and "blue sky" laws, and any laws, rules and regulations of any county, municipality, or similar political subdivision or any agency or instrumentality thereof.

            4. After due inquiry, I do not know of any legal or governmental proceedings pending or, to my knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries are subject that are required to be described or incorporated by reference in the Registration Statement or the


                                     B-2-1

Prospectus and are not so described or incorporated by reference or of any statutes, regulations, contracts or other documents that are required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or incorporated by reference or filed as required.

            5. Each document of the Company filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus (except for financial statements, including the notes and schedules thereto, or any other financial or accounting data included therein as to which I render no opinion), complied when so filed as to form in all material respects with the Exchange Act, and the rules and regulations of the Commission thereunder.

            6. The Company is not an "investment company" under the Investment Company Act of 1940, as amended.


                                     B-2-2

                                                                     EXHIBIT B-3


                                 FORM OF OPINION
                                       OF
                           WEIL, GOTSHAL & MANGES LLP


            1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to execute and deliver the Distribution Agreement and the Indenture. The execution and delivery of the Distribution Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Company. The Distribution Agreement and the Indenture have been duly and validly executed and delivered by the Company.

            2. The Designated Indenture (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and except further as enforcement may be limited by (i) requirements that a claim with respect to any debt securities issued under the Designated Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States.

            3. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

            4. The Securities, when the terms thereof are established and set forth in a Pricing Supplement as contemplated by Section 3(c) of the Distribution Agreement and authorized by the Section 2.3 Certificate, will be duly authorized by all requisite corporate action on the part of the Company, and, when executed and authenticated in accordance with the terms of the Designated Indenture and delivered to and paid for in accordance with the terms of the Distribution Agreement, the Securities will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Designated Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and except further as enforcement may be limited by (i) requirements that a claim with respect to any debt securities issued under the Designated Indenture that are payable in a foreign or composite currency


                                     B-3-1

(or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States.

            5. The statements in the Prospectus under the captions "Description of Debt Securities" and "Description of the Notes," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

            6. The Registration Statement and the Prospectus (except for the financial statements and the notes thereto and the other financial and accounting data included in or which should be included in the Registration Statement or the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act, and the rules and regulations thereunder.

            We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants and counsel for the Company, and at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent specified in paragraph no. 5 above), no facts have come to our attention which lead us to believe that the Registration Statement and the prospectus included therein, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to (i) the financial statements and related notes, the financial statement schedules and the other financial and accounting data included or incorporated by reference in the Registration Statement or Prospectus, (ii) the exhibits to the Registration Statement, including the Form T-1, and (iii) the documents filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Registration Statement or the Prospectus).


                                     B-3-2

                                                                       EXHIBIT C


                       FORM OF ACCOUNTANT'S COMFORT LETTER
                            PURSUANT TO SECTION 5(d)

We are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations and:

             (i) in our opinion, the audited consolidated financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

            (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the [three- month periods ended _________, 19__ and _________, 19__, the three- and six-month periods ended _________, 19__ and _________, 19__ and the three- and nine-month periods ended _________, 19__ and _________, 19__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")](1) [, a reading of the unaudited interim consolidated financial statements of the Company for the _____-month periods ended _________, 19___ and _________, 19___, included or incorporated by reference in the Registration Statement and the Prospectus (the "_____-month financials")](2) [, a reading of the latest available unaudited interim consolidated financial statements of the Company],(3) a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and committees thereof since [day after end of last audited period], inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"),(4) with respect to the [description of relevant periods](5)


1     Include the appropriate dates of the 10-Q Financials.

2 Include if non-10-Q Financials are included or incorporated by reference in the Registration Statement and the Prospectus.
3 Include if the latest available unaudited financial statements are more recent than the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

4 Note that a review in accordance with SAS 71 is required for an accountant to give negative assurance on interim financial information. A review in accordance with SAS 71 will only be performed at the request of the Company and the accountant's report, if and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                  (A) the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                  [(B) the _____-month financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;](6)

                  (C) at [_________, 19___ and at](7) a specified date not more than five


(..continued)

      any, related to that review will be addressed only to the Company. Many companies have a SAS 71 review performed in connection with the preparation of their 10-Q Financials. See Codification of Statements on Auditing Standards, AU Section 722 for a description of the procedures that constitute such a review. The comfort letter itself should recite that the review was performed and a copy of the report, if any, should be attached to the comfort letter. Any report issued pursuant to SAS 71 that is mentioned in the Registration Statement should also be included in the Registration Statement as an exhibit. If a review in accordance with SAS 71 has not and will not be performed by the accountants, they should be prepared to perform certain agreed-upon procedures on the interim financial information and to report their findings thereon in the comfort letter. See Codification of Statements on Auditing Standards, AU Section 622 for a discussion of reports related to the accountant's performance of agreed-upon procedures. Any question as to whether a review in accordance with SAS 71 will be performed by the accountants should be resolved early.

5 The relevant periods include all interim unaudited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

6 Include if unaudited financial statements, not just selected unaudited data, are included or incorporated by reference in the Registration Statement and the Prospectus.

7 If the latest available unaudited financial statements are more recent than the unaudited financial statements included or incorporated by reference in the Registration Statement days(8) prior to the date hereof, there was any change in the ___________ of the Company and its subsidiaries, any decrease in the __________ of the Company and its subsidiaries or any increase in the __________ of the Company and its subsidiaries(9), in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in each case for any changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                  (D) for the period from [_________, 19__ to _________, 19__
                and for the period from](10) _________, 19__ to a specified date not more than five days prior to the date hereof, there was any decrease in _________, __________ or ___________,(11) in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;


(..continued)


      and the Prospectus, include and insert the date of the latest available financial statements of the Company.

8 According to Example A of SAS No. 72, the specified date should be five calendar days prior to the date of the comfort letter. However, in unusual circumstances, five business days may be used.

9 The blanks should be filled in with significant balance sheet items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain balance sheet items, including long-term debt, stockholders' equity, capital stock and net current assets.

10 If the latest available unaudited financial statements are more recent than the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, include and insert the period from the end of the period of the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus to the date of the latest available financial statements of the Company. Even if this first period is applicable, the second period should run from the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus, not from the latest available financial statements of the Company.

11 The blanks should be filled in with significant income statement items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain income statement items, including net sales, total and per share amounts of income before extraordinary items and of net income.

          [(iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived],(12) nothing came to our attention that caused us to believe that the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included or incorporated by reference in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles;](13)


            (iv) we have compared the information included or incorporated by reference in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that such information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

            [(v) based upon the procedures set forth in clause (ii) above, a reading of the latest available unaudited financial statements of the Company that have not been included or incorporated by reference in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for ________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding


-------------------


12 Include only if there are selected financial data that have been derived from financial statements not included or incorporated by reference in the Registration Statement and the Prospectus.

13 In unusual circumstances, the accountants may report on "Selected Financial Data" as described in SAS No. 42, Reporting on Condensed Financial Statements and Selected Financial Data, and include in their report in the Registration Statement and the Prospectus the paragraph contemplated by SAS No. 42.9. This situation may arise only if the Selected Financial Data do not include interim period data and the five-year selected data are derived entirely from financial statements audited by the auditors whose report is included in the Registration Statement and the Prospectus. If the guidelines set forth in SAS No. 42 are followed and the accountant's report as included in the Registration Statement and the Prospectus includes the additional language prescribed by SAS No. 42.9, the bracketed language may be eliminated.

      amounts in the audited consolidated financial statements;](14)

           [(vi) we are unable to and do not express any opinion on the [Pro Forma Combined Balance Sheet and Statement of Operations] (collectively, the "Pro Forma Statements") included or incorporated by reference in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statements; however, for purposes of this letter we have:

                  (A) read the Pro Forma Statements;

                  (B) performed [an audit] [a review in accordance with SAS 71]
                of the financial statements to which the pro forma adjustments were applied;

                  (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                  (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statements; and

      on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;](15)

           (vii) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information included or incorporated by



-------------------

14 This language should be included when the Registration Statement and the Prospectus include earnings or other data for a period after the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus. The blank should be filled in with a description of the financial statement item(s) included.

15 If an audit or a review in accordance with SAS 71 has not been performed by the accountants with respect to the underlying historical financial statements, or if negative assurance on the Company's pro forma financial statements is not otherwise available, the accountants should be requested to perform certain other procedures with respect to such pro forma financial statements. See Example O of SAS No. 72.

      reference in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company;(16) and

         [(viii) in addition, we [ADD COMFORT ON A FINANCIAL FORECAST THAT IS INCLUDED OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND THE PROSPECTUS](17).






--------------------


(16) This language is intended to encompass all other financial/numerical information included or incorporated by reference in the Registration Statement and the Prospectus for which comfort may be given, including (but not limited to) narrative and other summary financial data appearing in tabular form (e.g. the capitalization table).

(17) Accountants' services with respect to a financial forecast may take one of three forms: an examination of the forecast, a compilation of the forecast or the application of agreed-upon procedures to the forecast. If the accountant is to perform an examination of the forecast included or incorporated by reference in the Registration Statement and the Prospectus, text should state that, in their opinion, the forecasted financial statements for the [relevant period or periods] included or incorporated by reference in the Registration Statement and the Prospectus are presented in conformity with guidelines for presentation of a forecast established by the AICPA, and that the underlying assumptions provide a reasonable basis for management's forecast. If the accountant is to perform a compilation of the forecasted financial statements included or incorporated by reference in the Registration Statement and the Prospectus, text should state that they have compiled the forecasted financial statements for the [relevant period or periods] included or incorporated by reference in the Registration Statement and the Prospectus in accordance with the guidelines established by the AICPA. Finally, if the accountant is to perform agreed-upon procedures on a forecast included or incorporated by reference in the Registration Statement and the Prospectus, SAS No. 72 requires that the accountant first prepare a compilation report with respect to the forecast and attach such report to the comfort letter, after which the accountant may report on specific procedures performed and findings obtained.

                                                                       EXHIBIT D

                   DEFINITIONS APPLICABLE TO SECTION 2(a)(ii)

"Consolidated Net Worth" means, at any date, the consolidated stockholders' equity of the Company and its consolidated subsidiaries (excluding any Redeemable Preferred Stock of the Company).

"Consolidated Tangible Net Worth" means at any date Consolidated Net Worth less the amount, if any, in excess of $25,000,000 of consolidated "intangible assets" (as defined below) included in determining Consolidated Net Worth. For the purposes of this definition, "intangible assets" means the sum of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by the Company or a subsidiary of the Company and (ii) all unamortized goodwill, patents trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible items.

"Preferred Stock" means shares of the Company that are entitled to preference or priority over any other shares of the Company in respect of either payment of dividends or the distribution of assets upon liquidation.

"Redeemable" means, as applied to any Preferred Stock, any Preferred Stock that
(i) the Company under takes to redeem at a fixed or determinable date or dates (other than pursuant to the exercise of an option to redeem by the Company, if the failure to exercise such option would no materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its subsidiaries taken as a whole), whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the Company, or (ii) is redeemable at the option of the holder of such Preferred Stock.

                                                                       EXHIBIT E

                           COMPAQ COMPUTER CORPORATION

                          ADMINISTRATIVE PROCEDURES

               FOR FIXED RATE AND FLOATING RATE MEDIUM-TERM NOTES

   Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes") are to be offered on a continuous basis by Compaq Computer Corporation, a Delaware corporation (the "Company"), to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Lehman Brothers Inc., Chase Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. (each, an "Agent" and, collectively, the "Agents") pursuant to a Distribution Agreement, dated February 14, 2001 (the "Distribution Agreement"), by and among the Company and the Agents. The Distribution Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents), in which case each such Agent will act as an agent of the Company in soliciting purchases of Notes.

    Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Company). If agreed upon by any Agent or Agents and the Company, the Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

    The Notes will be issued as a series of debt securities under an Indenture, dated as of May 2, 2000, as amended, supplemented or modified from time to time (the "Indenture"), between the Company and The Bank of New York, as trustee (together with any successor in such capacity, the "Trustee"). The Company has filed a Registration Statement with the Securities and Exchange Commission registering debt securities (which includes the Notes) (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes). The most recent base prospectus deemed part of the Registration Statement, as supplemented with respect to the Notes, is herein referred to as "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

   The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

   General procedures relating to the issuance of all Notes are set forth in
Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.


                       PART I:  PROCEDURES OF GENERAL
                                APPLICABILITY

Preparation of
  Pricing Supplement:   If any offer to purchase a Note is accepted by the
                        Company, the Company will promptly prepare a Pricing
                        Supplement reflecting the terms of such Note.
                        Information to be included in the Pricing Supplement shall include:

                              1.    the name of the Company;

                              2.    the title of the Notes;

                              3. the date of the Pricing Supplement and the date of the Prospectus to which the Pricing Supplement relates;

                              4.    the name of the Offering Agent (as
                                    defined below);

                              5. whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Company;

                              6. with respect to Notes sold to the Offering Agent as principal, whether such Notes will be resold by the Offering Agent to investors and other purchasers at (i) a fixed public offering price of a specified percentage of their principal amount or (ii) at varying prices related to prevailing market prices at the time of resale to be determined by the Offering Agent;

                              7. with respect to Notes sold to an investor or other purchaser through the Offering Agent acting as agent for the Company, whether such Notes will be sold at (i) 100% of their principal amount or (ii) a specified percentage of their principal amount;

                              8.    the Offering Agent's discount or commission;

                              9.    Net proceeds to the Company;

                              10. the Principal Amount, Specified Currency, Original Issue Date, Stated Maturity Date, Interest Payment Date(s), Authorized Denomination, Initial Redemption Date, if any, Initial Redemption Percentage, if any, Annual Redemption Percentage Reduction, if any, Optional Repayment Date(s), if any, Exchange Rate Agent, if any, Default Rate, if any, and, in the case of Fixed Rate Notes, the Interest Rate, and whether such Fixed Rate Note is an Original Issue Discount Note (and, if so, the Issue Price), and, in the case of Floating Rate Notes, the Interest Category, the Interest Rate Basis or Bases, the Day Count Convention, Index Maturity (if applicable), Initial Interest Rate, if any, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Dates, Spread and/or Spread Multiplier, if any, and Calculation Agent; and

                              11. any other additional provisions of the Notes material to investors or other purchasers of the Notes not otherwise specified in the Prospectus.

                        The Company shall use its reasonable best efforts to send such Pricing Supplement by email, facsimile or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (in such capacity, the "Offering Agent") and the Trustee at the following address listed in Exhibit A.

                        In each instance that a Pricing Supplement is prepared, the Offering Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Pursuant to Rule 434 ("Rule 434") of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Settlement:             The receipt of immediately available funds by the
                        Company in payment for a Note and the
                        authentication and delivery of such Note shall, with respect to such Note, constitute
                        "settlement". Offers accepted by the Company will be settled in three Business Days, or at such time as the purchaser, the applicable Agent and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedure Timetable" with respect to Global Notes and Certificated Notes, respectively (each such date fixed for settlement is hereinafter referred to as a "Settlement
                        Date"). If procedures A and B of the applicable
                        Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures
                        Timetable", such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

                        The foregoing settlement procedures may be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Company and such Agent.

Procedure for Changing
  Rates or Other
  Variable Terms:       When a decision has been reached to change the
                        interest rate or any other variable term on any Notes being sold by the Company, the Company will promptly advise the Agents by facsimile transmission and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The
                        Agents will telephone the Company with
                        recommendations as to the changed interest rates or other variable terms. At such time as the Company notifies the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time, only "indications of interest" may be recorded. Immediately after acceptance by the Company of an offer to purchase
                        Notes at a new interest rate or new variable term, the Company, the Offering Agent and the Trustee shall follow the procedures set forth under the applicable "Settlement Procedures".

Suspension of
  Solicitation:
  Amendment or
  Supplement:           The Company may instruct the Agents to suspend
                        solicitation of offers to purchase Notes at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised the Agents that solicitation of offers to purchase may be resumed.
                        If the Company decides to amend or supplement the Registration Statement or the Prospectus (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes or an amendment effected by filing a document which is incorporated by reference into the Registration
                        Statement or Prospectus), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement. Copies of such amendment or supplement will be delivered or mailed to the Agents, their counsel and the Trustee in quantities which such parties may reasonably request at the addresses listed in Exhibit B.

                        In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the Offering Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:   A copy of the most recent Prospectus and the
                        applicable Pricing Supplement, which pursuant to Rule 434 may be delivered separately from the Prospectus, must accompany or precede the earlier of (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and
                        (b) the delivery of Notes to an investor or other purchaser or its agent.

Authenticity of
  Signatures:           The Agents will have no obligation or liability to
                        the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated
  by Reference:         The Company shall supply the Agents with an
                        adequate supply of all documents incorporated by reference in the Registration Statement and the Prospectus Upon request by the Agents.

                   PART II: PROCEDURES FOR NOTES ISSUED
                            IN BOOK-ENTRY FORM

   In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated February 14, 2001, and a Medium Term Note Certificate Agreement, dated August 17, 1989, between the Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:               All Fixed Rate Notes issued in book-entry form
                        having the same Original Issue Date, Specified
                        Currency, Interest Rate, Default Rate, Interest
                        Payment Dates, redemption and/or repayment terms, if any, and Stated Maturity Date (collectively, the "Fixed Rate Terms") will be represented initially by a single Global Note; and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, Specified
                        Currency, Interest Category, formula for the calculation of interest (including the Interest
                        Rate Basis or Bases, which may be the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal
                        Funds Rate, LIBOR, the Prime Rate or the Treasury
                        Rate or any other interest rate basis or formula, and Spread and/or Spread Multiplier, if any), Day
                        Count Convention, Initial Interest Rate, Default
                        Rate, Index Maturity (if applicable), Minimum
                        Interest Rate, if any, Maximum Interest Rate, if any, redemption and/or repayment terms, if any, Interest Payment Dates, Initial Interest Reset
                        Date, Interest Reset Dates and Stated Maturity
                        Date(collectively, the "Floating Rate Terms") will be represented initially by a single Global Note.

                        For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                        Owners of beneficial interests in Global Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

Identification:         The Company has arranged with the CUSIP Service
                        Bureau of Standard & Poor's Corporation (the
                        "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers which have been reserved for and relating to Global Notes and the Company has delivered to each of the Trustee and DTC such list of such CUSIP numbers. The Company will assign CUSIP numbers to Global Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global
                        Notes, and, if it deems necessary, the Company will reserve and obtain additional CUSIP numbers for assignment to Global Notes. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC. Notes issued in book-entry form in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and otherwise required to be represented by the same
                        Global Note will instead be represented by two or more Global Notes which shall all be assigned the same CUSIP number.

Registration:           Unless otherwise specified by DTC, each Global
                        Note will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Global
                        Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:              Transfers of beneficial ownership interests in a
                        Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:              The Trustee may deliver to DTC and the CUSIP
                        Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more
                        Global Notes outstanding on such date that represent Global Notes having the same Fixed Rate
                        Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants
                        (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP
                        Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Notes will, in accordance with CUSIP
                        Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Note will be authenticated and issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of the exchanged Global Notes and an additional Global Note or Notes will be authenticated and issued to represent any remaining principal amount of such Global Notes
                        (See "Denominations" below).

Denominations:          Unless otherwise provided in the applicable
                        Pricing Supplement, Notes issued in book-entry form will be issued in denominations of $1,000 and integral multiples thereof. Global Notes will not be denominated in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount.
                        If one or more Notes are issued in book-entry form in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of such Notes issued in book-entry form and an additional Global Note or Notes will be issued to represent any remaining aggregate principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Global Notes representing Notes issued in book-entry form shall be assigned the same CUSIP number.

Payments of Principal
  and Interest:         Payments of Interest Only. Promptly after each
                        Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an
                        Interest Payment Date coinciding with the Maturity
                        Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's
                        Corporation. On such Interest Payment Date, the
                        Company will pay to the Trustee in immediately available funds an amount sufficient to pay the interest then due and owing on the Global Notes, and upon receipt of such funds from the Company, the Trustee in turn will pay to DTC such total amount of interest due on such Global Notes (other than on the Maturity Date) which is payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment". The Trustee shall make payment of that amount of interest due and owing on any Global Notes that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                        Notice of Interest Rates. Promptly after each Interest Determination Date or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, the Trustee will notify each of Moody's Investors Service, Inc. and Standard & Poor's Corporation of the interest rates determined as of such Interest Determination Date.

                        Payments at Maturity. On or about the first
                        Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note maturing or otherwise becoming due in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee in immediately available funds an amount sufficient to make the required payments, and upon receipt of such funds the Trustee in turn will pay to DTC the principal amount of Global Notes, together with premium, if any, and interest due on the Maturity Date, which are payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment". The Trustee shall make payment of the principal, premium, if any, and interest to be paid on the Maturity Date of each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants. Promptly after (i) payment to DTC of the principal, premium, if any, and interest due on the Maturity Date of such Global Note which are payable in U.S. dollars and (ii) payment of the principal, premium, if any, and interest due on the Maturity Date of such Global Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Trustee will cancel such Global Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

                        Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or the Maturity Date, as the case may be, which is payable in U.S. dollars shall be paid by the Company to the Trustee in funds available for use by the Trustee no later than 10:00 a.m., New York City time, on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Upon receipt of such funds, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest due on Global Notes on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Global Notes are recorded in the book-entry system maintained by DTC.

                        Neither the Company nor the Trustee shall have any responsibility or liability for the payment in U.S. dollars by DTC of the principal of, or premium, if any, or interest on, the Global Notes. The Trustee shall make all payments of principal, premium, if any, and interest on each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                        Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Global Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Global Note.

Settlement
  Procedures:           Settlement Procedures with regard to each Note in
                        book-entry form sold by an Agent, as agent of the Company, or purchased by an Agent, as principal, will be as follows:

                        A. The Offering Agent will advise the Company by telephone, confirmed by facsimile, of the following settlement information:

                              1. Principal amount, Authorized Denomination, and Specified Currency.

                              2.    Exchange Rate Agent, if any.

                              3.    Notes

                                    (a)   Fixed Rate Notes:

                                          (i)   Interest Rate.

                                          (ii)  Interest Payment Dates.

                                          (iii) Whether such Note is being
                                                issued with Original Issue
                                                Discount and, if so, the terms
                                                thereof.

                                    (b)   Floating Rate Notes:

                                          (i)   Interest Category.

                                          (ii)  Interest Rate Basis or Bases.

                                          (iii) Initial Interest Rate.

                                          (iv)  Spread and/or Spread Multiplier,
                                                if any.

                                          (v)   Initial Interest Reset Date or
                                                Interest Reset Dates.

                                          (vi)  Interest Payment Dates.

                                          (vii) Index Maturity, if any.

                                          (viii)Maximum and/or Minimum Interest
                                                Rates, if any.

                                          (ix)  Day Count Convention.

                                          (x)   Calculation Agent.

                              4. Price to public, if any, of such Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                              5.    Trade Date.

                              6.    Settlement Date (Original Issue Date).

                              7.    Stated Maturity Date.

                              8.    Redemption provisions, if any.

                              9.    Repayment provisions, if any.

                              10.   Default Rate, if any.

                              11.   Net proceeds to the Company.

                              12.   The Offering Agent's discount or commission.

                              13.   Whether such Note is being sold to the
                                    Offering Agent as principal or to an
                                    investor or other purchaser through the
                                    Offering Agent acting as agent for the
                                    Company.

                              14.   Such other information specified with
                                    respect to such Note (whether by Addendum or otherwise).

                        B. The Company will assign a CUSIP number to the Global Note representing such Note and then advise the Trustee by facsimile transmission or other electronic transmission of the above settlement information received from the Offering Agent, such CUSIP number and the name of the Offering Agent. The Company will also advise the Offering Agent of the CUSIP number assigned to the Global Note.

                        C. The Trustee will communicate to DTC and the Offering Agent through DTC's Participant Terminal System a pending deposit message specifying the following settlement information:

                              1. The information set forth in the Settlement Procedure A.

                              2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Offering Agent.

                              3. Identification of the Global Note as a Fixed Rate Global Note or Floating Rate Global Note.

                              4. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment
                                    Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

                              5. CUSIP number of the Global Note representing such Note.

                              6. Whether such Global Note represents any other Notes issued or to be issued in book-entry form.

                        DTC will arrange for each pending deposit message described above to be transmitted to Standard & Poor's Corporation, which will use the information in the message to include certain terms of the related Global Note in the appropriate daily bond report published by Standard & Poor's Corporation.

                        D. The Trustee will complete and authenticate the Global Note representing such Note.

                        E. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                        F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering
                              Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Offering Agent's discount or underwriting commission, as applicable. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                        G. In the case of Notes in book-entry form sold through the Offering Agent, as agent, the Offering Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Offering Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

                        H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures E and F will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                        I.    Upon receipt, the Trustee will pay the
                              Company, by wire transfer of immediately available funds to an account specified by the Company to the Trustee from time to time, the amount transferred to the Trustee in accordance with Settlement Procedure E.

                        J. The Trustee will send a copy of the Global Note by first class mail to the Company together with a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                        K. If such Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such investor or other purchaser.

Settlement Procedures
  Timetable:            For offers to purchase Notes accepted by the
                        Company, Settlement Procedures A through K set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                        SETTLEMENT
                         PROCEDURE       TIME
                         ---------       ----
                             A           11:00 a.m. on the trade date or
                                         within one hour following the
                                         trade
                             B           12:00 noon on the trade date or
                                         within one hour following the
                                         trade
                             C           No later than the close of
                                         business on the trade date
                             D           9:00 a.m. on Settlement Date
                             E           10:00 a.m. on Settlement Date
                             F-G         No later than 2:00 p.m. on
                                         Settlement Date
                             H           4:00 p.m. on Settlement Date
                             I-K         5:00 p.m. on Settlement Date

                        Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                        If settlement of a Note issued in book-entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:      If the Trustee fails to enter an SDFS deliver
                        order with respect to a Note issued in book-entry form pursuant to Settlement Procedure F, the Trustee may deliver to DTC, through DTC's
                        Participant Terminal System, as soon as
                        practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited.
                        If withdrawal messages are processed with respect to all the Notes represented by a Global Note, the Trustee will mark such Global Note "canceled", make appropriate entries in its records and send certification of destruction of such canceled
                        Global Note to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two
                        Global Notes, one of which shall represent the Global Notes for which withdrawal messages are processed and shall be canceled immediately after issuance and the other of which shall represent the other Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                        In the case of any Note in book-entry form sold through the Offering Agent, as agent, if the purchase price for any such Note is not timely paid to the Participants with respect thereto by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company.

                        Notwithstanding the foregoing, upon any failure to settle with respect to a Note in book-entry form, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Global Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Global Note representing such remaining Notes and will make appropriate entries in its records.

                PART III: PROCEDURES FOR CERTIFICATED NOTES


Denominations:          Unless otherwise provided in the applicable
                        Pricing Supplement, the Certificated Notes will be issued in denominations of $1,000 and integral multiples thereof.

Payments of Principal,
  Premium, if any,
  and Interest:         Upon presentment and delivery of the Certificated
                        Note, the Trustee upon receipt of immediately available funds from the Company will pay the principal of, premium, if any, and interest on, each Certificated Note on the Maturity Date in immediately available funds. All interest payments on a Certificated Note, other than interest due on the Maturity Date, will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register;
                        provided, however, that Holders of $10,000,000 or more in aggregate principal amount of Certificated
                        Notes (whether having identical or different terms and provisions) shall be entitled to receive such interest payments by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

                        The Trustee will provide monthly to the Company a list of the principal, premium, if any, and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law.

                        Certificated Notes presented to the Trustee on the Maturity Date for payment will be canceled by the Trustee. All canceled Certificated Notes held by the Trustee shall be destroyed, and the Trustee shall furnish to the Company a certificate with respect to such destruction.

Settlement
  Procedures:           Settlement Procedures with regard to each
                        Certificated Note purchased by an Agent, as principal, or through an Agent, as agent, shall be as follows:

                        A. The Offering Agent will advise the Company by telephone of the following Settlement information with regard to each Certificated
                              Note:

                        B. Exact name in which the Certificated Note(s) is to be registered (the "Registered Owner").

                              1. Exact address or addresses of the Registered Owner for delivery, notices and payments of principal, premium, if any, and interest.

                              2.    Taxpayer identification number of the
                                    Registered Owner.

                              3. Principal amount, Authorized Denomination and Specified Currency.

                              4.    Exchange Rate Agent, if any.

                              5.    Notes

                                    (a)   Fixed Rate Notes:

                                          (i)   Interest Rate.

                                          (ii)  Interest Payment Dates.

                                          (iii) Whether such Note is being
                                                issued with Original Issue
                                                Discount and, if so, the terms
                                                thereof.

                                    (b)   Floating Rate Notes:

                                          (i)   Interest Category.

                                          (ii)  Interest Rate Basis or Bases.

                                          (iii) Initial Interest Rate.

                                          (iv)  Spread and/or Spread Multiplier,
                                                if any.

                                          (v)   Initial Interest Reset Date and
                                                Interest Reset Dates.

                                          (vi)  Interest Payment Dates.

                                          (vii) Index Maturity, if any.

                                          (viii)Maximum and/or Minimum Interest
                                                Rates, if any.

                                          (ix)  Day Count Convention.

                                          (x)   Calculation Agent.

                              6. Price to public of such Certificated Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                              7.    Trade Date.

                              8.    Settlement Date (Original Issue Date).

                              9.    Stated Maturity Date.

                              10.   Redemption provisions, if any.

                              11.   Repayment provisions, if any.

                              12.   Default Rate, if any.

                              13.   Net proceeds to the Company.

                              14.   The Offering Agent's discount or commission.

                              15.   Whether such Note is being sold to the
                                    Offering Agent as principal or to an
                                    investor or other purchaser through the
                                    Offering Agent acting as agent for the
                                    Company.

                              16.   Such other information specified with
                                    respect to such Note (whether by Addendum or otherwise).

                        C. After receiving such settlement information from the Offering Agent, the Company will advise the Trustee of the above settlement information by facsimile transmission confirmed by telephone. The Company will cause the Trustee to issue, authenticate and deliver the Certificated Note.

                        D.    The Trustee will complete the Certificated
                              Note in the form approved by the Company and the Offering Agent, and will make three copies thereof (herein called "Stub 1", "Stub 2" and "Stub 3"):

                              1. Certificated Note with the Offering Agent's confirmation, if traded on a principal basis, or the Offering Agent's customer confirmation, if traded on an agency basis.

                              2.    Stub 1 for Trustee.

                              3.    Stub 2 for Offering Agent.

                              4.    Stub 3 for the Company.

                        E. With respect to each trade, the Trustee will deliver the Certificated Note and Stub 2 thereof to the Offering Agent at the applicable address listed in Exhibit C, and The Trustee will keep Stub 1. The Offering
                              Agent will acknowledge receipt of the
                              Certificated Note through a broker's receipt and will keep Stub 2. Delivery of the Certificated Note will be made only against such acknowledgment of receipt. Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Offering Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

                        F. In the case of a Certificated Note sold through the Offering Agent, as agent, the Offering Agent will deliver such Certificated Note (with the confirmation) to the purchaser against payment in immediately available funds.

                        G.    The Trustee will send Stub 3 to the Company.

Settlement Procedures
  Timetable:            For offers to purchase Certificated Notes accepted
                        by the Company, Settlement Procedures A through F set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                        SETTLEMENT
                        PROCEDURE                  TIME
                        ---------                  ----
                            A           11:00 a.m. on the trade date or
                                        within one hour following the
                                        trade
                            B           12:00 noon on the trade date or
                                        within one hour following the
                                        trade
                            C-D         2:15 p.m. on Settlement Date
                            E           3:00 p.m. on Settlement Date
                            F-G         5:00 p.m. on Settlement Date

Failure to Settle:      In the case of Certificated Notes sold through the
                        Offering Agent, as agent, if an investor or other purchaser of a Certificated Note from the Company shall either fail to accept delivery of or make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

                        The Trustee, upon receipt of such Certificated Note from the Offering Agent, will immediately advise the Company and the Company will promptly arrange to credit the account of the Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Company by such Offering Agent in settlement for such Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and destroy such Certificated Note, make appropriate entries in its records to reflect the fact that such Certificated Note was never issued, and accordingly notify in writing the Company.

                                 EXHIBIT A

               Addresses for delivery of Pricing Supplement

MERRILL LYNCH

Merrill Lynch Production Technologies
44B Colonial Drive
Piscataway, New Jersey 08854
Attention: Prospectus Operations/ Nachman Kimerling
Telephone: (732) 885-2768
Facsimile: (732) 885-2774/5/6
Email:  mtnsuppl@na2.us.ml.com


BANC OF AMERICA

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NC1-007-07-01
Charlotte, NC 28255
Attention:  Lynn T. McConnell
Telephone:  (704) 386-6616
Facsimile:  (704) 388-9939
Email:  lynn.t.mcconnell@bankofamerica.com


BANC ONE

Banc One Capital Markets, Inc.
8th Floor
Suite IL1-0595
1 Bank One Plaza
Chicago, IL 60670
Attention:  Investment Grade Securities
Facsimile:  (312) 732-7954

CREDIT SUISSE FIRST BOSTON

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY  10010
Attention:  Short and Medium Term Products Group
Facsimile:  (212) 325-8183


LEHMAN BROTHERS

Lehman Brothers
200 Vessey Street
9th Floor
New York, NY 10285
Attention:  MTN Desk
Telephone:  (212) 526-7430
Facsimile:  (212) 526-3713


CHASE

Chase Securities, Inc.
270 Park Avenue, 8th Floor
New York, NY 10017
Attention:  Medium-Term Note Desk
Telephone:  (212) 834-4421
Facsimile:  (212) 834-6081

MORGAN STANLEY

Morgan Stanley & Co.
1585 Broadway
2nd Floor
New York, NY 10036
Attention:  Chuck Corso
Telephone: (212) 761-1322
Facsimile:  (212) 761-8483

SALOMON SMITH BARNEY

Salomon Smith Barney Inc.
388 Greenwich Street, 34th Floor
New York, NY  10013
Attention:  Martha Bailey
Telephone:  (212) 816-5831
Facsimile:  (212) 816-0949


For record keeping purposes, one copy of such Pricing Supplement shall also be mailed or telecopied to:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, 15th Floor
New York, New York 10080
Attention: MTN Product Management
Telephone: (212) 449-7476
Facsimile: (212) 449-2234

with a copy to:

Weil, Gotshal & Manges LLP
700 Louisiana, Suite 1600
Houston, Texas 77002
Attention:  Charles E. Harrell, Esq.
Telephone: (713) 546-5000
Facsimile: (713) 224-9511

                                 EXHIBIT B

 Addresses for delivery of notice of Program Suspension, or Amendments or Supplements to the Registration Statement or Prospectus

MERRILL LYNCH

Merrill Lynch & Co.
4 World Financial Center, 15th Floor
New York, New York 10080
Attention: MTN Product Management
Telephone (212) 449-7476
Facsimile: (212) 449-223


BANC OF AMERICA

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NC1-007-07-01
Charlotte, NC 28255
Attention:  Lynn T. McConnell
Telephone:  (704) 386-6616
Facsimile:  (704) 388-9939
Email:  lynn.t.mcconnell@bankofamerica.com


BANC ONE

Banc One Capital Markets, Inc.
8th Floor
Suite IL1-0595
1 Bank One Plaza
Chicago, IL 60670
Attention:  Investment Grade Securities
Facsimile:  (312) 732-7954

CREDIT SUISSE FIRST BOSTON

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY  10010
Attention:  Short and Medium Term Products Group
Facsimile:  (212) 325-8183


LEHMAN BROTHERS

Lehman Brothers
200 Vessey Street
9th Floor
New York, NY 10285
Attention:  MTN Desk
Telephone:  (212) 526-7430
Facsimile:  (212) 526-3713


CHASE

Chase Securities, Inc.
270 Park Avenue, 8th Floor
New York, NY 10017
Attention:  Medium-Term Note Desk
Telephone:  (212) 834-4421
Facsimile:  (212) 834-6081


MORGAN STANLEY

Morgan Stanley & Co.
1585 Broadway
2nd Floor
New York, NY 10036
Attention:  Chuck Corso
Telephone:  (212) 761-1322
Facsimile:  (212) 761-8483

SALOMON SMITH BARNEY

Salomon Smith Barney Inc.
388 Greenwich Street, 34th Floor
New York, NY  10013
Attention:  Martha Bailey
Telephone:  (212) 816-5831
Facsimile:  (212) 816-0949


For record keeping purposes, one copy of each such amendment or supplement shall also be mailed or telecopied to:

Weil, Gotshal & Manges LLP
700 Louisiana, Suite 1600
Houston, Texas 77002
Attention:  Charles E. Harrell, Esq.
Telephone: (713) 546-5000
Facsimile: (713) 224-9511

EXHIBIT C

                 Addresses for Delivery of Certificated Notes

MERRILL LYNCH

Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Merrill Lynch Money Markets Clearance,
55 Water Street, 3rd Floor Plaza Level,
DTC New York Window,
New York, New York 10041,
Attention:  Morna Noel
Telephone:  (212) 855-2403
Facsimile: (212) 855-2457

BANC OF AMERICA

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NC1-007-07-01
Charlotte, NC 28255
Attention:  Lynn T. McConnell
Telephone:  (704) 386-6616
Facsimile:  (704) 388-9939
Email:  lynn.t.mcconnell@bankofamerica.com

BANC ONE

Banc One Capital Markets, Inc.
8th Floor
Suite IL1-0595
1 Bank One Plaza
Chicago, IL 60670
Attention:  Investment Grade Securities
Facsimile:  (312) 732-7954

CREDIT SUISSE FIRST BOSTON

Credit Suisse First Boston Corporation
5 World Trade Center
New York, NY  10048
Attention:  Paul Riley
Telephone:  (212) 322-1606


LEHMAN BROTHERS

Lehman Brothers
200 Vessey Street
9th Floor
New York, NY 10285
Attention:  MTN Desk
Telephone:  (212) 526-7430
Facsimile:  (212) 526-3713

CHASE

Chase Securities, Inc.
270 Park Avenue, 8th Floor
New York, NY 10017
Attention:  Medium-Term Note Desk
Telephone:  (212) 834-4421
Facsimile:  (212) 834-6081


MORGAN STANLEY

Bank of New York
Dealer Clearance Department
1 Wall Street
3rd Floor, Window 3B
New York, NY 10005
Attn:  For the Account of Morgan Stanley & Co. Incorporated

SALOMON SMITH BARNEY

Salomon Smith Barney Inc.
388 Greenwich Street, 34th Floor
New York, NY  10013
Attention:  Martha Bailey
Telephone:  (212) 816-5831
Facsimile:  (212) 816-0949